UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported):                July 26, 2006
DIGENE CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	0-28194	52-1536128

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1201 Clopper Road Gaithersburg, Maryland	20878

(Address of principal executive offices)	(Zip Code)
(301) 944-7000

(Registrant’s telephone number, including area code)
Not Applicable

(Former name or former address, if changed since last report)
Check the appropriate box below if the form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 to Form 8-K):
     ☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
     ☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 24.14a-12)
     ☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
     ☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 40.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.
Executive Compensation Awards
     During its meeting held on July 26, 2006, the Compensation Committee of the Board of Directors of Digene Corporation (the “Company”) made determinations with respect to the incentive compensation to be awarded to the executive officers of the Company in connection with the completion of its fiscal year ended June 30, 2006 (fiscal 2006). The incentive compensation awarded to Evan Jones, the Chief Executive Officer of the Company, was recommended by the Compensation Committee and approved by the independent members of the Board of Directors at its meeting held on July 27, 2006.
Cash Bonus Awards
     On July 26, 2006, the Compensation Committee determined the amount of discretionary bonuses payable to the executive officers of the Company based on the Company’s and such officers’ performance during fiscal 2006. On the recommendation of the Compensation Committee, Mr. Jones’s bonus was approved by the independent members of the Board of Directors on July 27, 2006. The executive officers of the Company will each receive the following fiscal 2006 bonus payable in cash in September 2006:

Executive Officer	Fiscal 2006 Cash Bonus
Evan Jones	$505,300
Charles M. Fleischman	$357,300
Robert McG. Lilley	$268,250
Attila Lorincz, Ph.D.	$200,000
Vincent J. Napoleon	$150,000
Belinda O. Patrick	$175,000
Joseph P. Slattery	$176,000
C. Douglas White	$165,000
Donna Marie Seyfried	$156,000
Performance Shares Awards
     On July 26, 2006, the Compensation Committee awarded the performance shares identified in the table below under the Company’s Amended and Restated 1999 Incentive Plan to the executive officers of the Company. On the recommendation of the Compensation Committee, Mr. Jones’s award of performance shares was approved by the independent members of the Board of Directors on July 27, 2006.
     Performance shares awards will be earned in amounts ranging from the minimum to the maximum amounts set forth in the table if the Company achieves certain threshold cumulative revenue and earnings objectives for the 2007, 2008 and 2009 fiscal years, and the executive officer continues to be employed by the Company for a performance period for all executive officers other than the CEO beginning July 26, 2006 and ending July 26, 2009, and for the CEO beginning July 27, 2006 and ending July 27, 2009. If earned, awards will be paid in accordance

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with the Company’s Amended and Restated 1999 Incentive Plan on the later of the end of the performance period or the date of the determination by the Compensation Committee of the extent to which the revenue and earnings objectives have been met. In the event of a change of control, performance shares awards will fully vest.

	Future Payouts of Performance Shares
Name	Minimum (#)	Target (#)	Maximum (#)
Evan Jones	2,673	5,346	10,692
Charles M. Fleischman	2,315	4,630	9,260
Robert McG. Lilley	1,157	2,314	4,628
Attila Lorincz, Ph.D.	1,157	2,314	4,628
Vincent J. Napoleon	1,157	2,314	4,628
Belinda O. Patrick	1,157	2,314	4,628
Joseph P. Slattery	1,157	2,314	4,628
C. Douglas White	1,157	2,314	4,628
Donna Marie Seyfried	965	1,930	3,860
Form of Performance Shares Award
Attached as Exhibit 99.1 to this Current Report on Form 8-K is the Form of Performance Shares Award Commitment used in connection with grants of performance shares awards under the Digene Corporation Amended and Restated 1999 Incentive Plan.
Item 9.01 Financial Statements and Exhibits.
     (d) Exhibits.

Exhibit No.	Description
99.1	Form of Performance Shares Award Commitment under the Digene Corporation Amended and Restated 1999 Incentive Plan

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SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DIGENE CORPORATION (Registrant)
/s/ Vincent J. Napoleon
Date: July 31, 2006	By:	Vincent J. Napoleon
	Title:	Senior Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description
99.1	Form of Performance Shares Award Commitment under the Digene Corporation Amended and Restated 1999 Incentive Plan